UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON,  D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  January 21, 2016

SOUTH STATE CORPORATION

(Exact name of registrant as specified in its charter)

South Carolina (State or other jurisdiction of incorporation)	001-12669 (Commission File Number)	57-0799315 (IRS Employer Identification No.)

520 Gervais Street Columbia, South Carolina (Address of principal executive offices)	29201 (Zip Code)

(800) 277-2175

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

South State Corporation (“SSB” or the “Company”) has announced two management changes.  The Company has named Renee R. Brooks, the Chief Risk Officer (“CRO”).  Renee will continue to serve as Chief Administrative Officer (“CAO”) and Senior Executive Vice President.  Her knowledge of the many functions within our financial institution and leadership role in the Company will allow her to evaluate and assess the many risks to the Company.  This change in responsibility became effective January 22, 2016.

Joseph E. Burns will remain the Chief Credit Officer (“CCO”) and Senior Executive Vice President, and will continue to lead the Company in all aspects of credit and loan administration effective January 22, 2016.    As the Company has grown in assets, the size and complexity of certain loans has increased.  His experience, leadership, and oversight within all aspects of credit and loan administration, and the management of this risk component will continue to be his focus.

Information regarding Mr. Burns and Ms. Brooks, including their business experience and relationships with the Company, has been previously reported in the Company’s proxy statement filed March 6, 2015, and in the Company’s Annual Report on Form 10-K filed on February 27, 2015, and such information is incorporated by reference herein.

Item 5.03 Amendments to Articles of Incorporation and Bylaws; Change in Fiscal Year

Amended and Restated Bylaws

On January 26, 2016, the Board of Directors of the Company adopted Amended and Restated Bylaws of the Company (the Amended and Restate Bylaws”).  The Bylaws previously required the annual meeting of shareholders be held on the fourth Tuesday in April of each year.  This requirement was changed in order to allow the Board of Directors more flexibility in setting the date of the annual shareholder meeting.  Section 1 of Article I of the Amended and Restated Bylaws has been revised to provide that the annual meeting of shareholders shall be held annually on such day and at such time as shall be fixed by the Board of Directors.

The foregoing description of the Amended and Restated Bylaws is qualified in its entirety by the reference to the full text of the Amended and Restated Bylaws, a copy of which is filed as Exhibit 3.1 to this Report and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

3.1	Amended and Restated Bylaws of South State Corporation, dated January 21, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTH STATE CORPORATION
(Registrant)

Date:	January 27, 2016	/s/ John C. Pollok
John C. Pollok
Senior Executive Vice President,
Chief Financial Officer and
Chief Operating Officer

Exhibit Index

Exhibit No.	Description

3.1	Amended and Restated Bylaws of South State Corporation, dated January 21, 2016.